EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Lawson Software, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 17th day of June, 2011.


ICAHN  PARTNERS  MASTER  FUND  LP
ICAHN  PARTNERS  MASTER  FUND  II  LP
ICAHN  PARTNERS  MASTER  FUND  III  LP
ICAHN  OFFSHORE  LP
ICAHN  PARTNERS  LP
ICAHN  ONSHORE  LP
BECKTON  CORP.
HOPPER  INVESTMENTS  LLC
BARBERRY  CORP.
HIGH  RIVER  LIMITED  PARTNERSHIP
     By:  Hopper  Investments  LLC,  general  partner

     By:  /s/  Edward  E.  Mattner
          ------------------------
          Name:  Edward  E.  Mattner
          Title:  Authorized  Signatory


ICAHN  CAPITAL  LP
     By:  IPH  GP  LLC,  its  general  partner
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By:  Icahn  Enterprises  G.P.  Inc.,  its  general  partner
IPH  GP  LLC
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES HOLDINGS L.P.
     By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES G.P. INC.


By:  /s/ Dominick  Ragone
     -------------------
     Name:  Dominick  Ragone
     Title:  Chief  Financial  Officer

/s/  Carl  C.  Icahn
--------------------
CARL  C.  ICAHN

                                   SCHEDULE A

           DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

     The following sets forth the name, position, and principal occupation of each director and executive officer of each of the Reporting Persons. Each such person is a citizen of the United States of America. Except as otherwise indicated, the business address of each director and officer is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. To the best of the Reporting Persons' knowledge, except as set forth in this statement on Schedule 13D, none of the directors or executive officers of the Reporting Persons own any Shares.


ICAHN  PARTNERS  MASTER  FUND  LP
ICAHN  PARTNERS  MASTER  FUND  II  LP
ICAHN  PARTNERS  MASTER  FUND  III  LP
Name                                    Position
----                                    --------
Icahn  Offshore  LP                     General  Partner
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Irene  March                            Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


ICAHN  PARTNERS  LP
Name                                    Position
----                                    --------
Icahn  Onshore  LP                      General  Partner
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Irene  March                            Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


ICAHN  ONSHORE  LP
ICAHN  OFFSHORE  LP
Name                                    Position
----                                    --------
Icahn  Capital  LP                      General  Partner
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Irene  March                            Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


ICAHN  CAPITAL  LP
Name                                    Position
----                                    --------
IPH GP LLC                              General Partner
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Irene  March                            Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


IPH  GP  LLC
Name                                    Position
----                                    --------
Icahn Enterprises Holdings L.P.         Sole Member
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Dominick  Ragone                        Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


ICAHN ENTERPRISES HOLDINGS L.P.
Name                                    Position
----                                    --------
Icahn Enterprises G.P. Inc.             General Partner


ICAHN ENTERPRISES G.P. INC.
Name                                    Position
----                                    --------
Carl C. Icahn                           Chairman
Daniel A. Ninivaggi                     President
William A. Leidesdorf                   Director
Jack G. Wasserman                       Director
James L. Nelson                         Director
Vincent J. Intrieri                     Director
Dominick Ragone                         Chief Financial Officer
Felicia P. Buebel                       Assistant Secretary
Craig Pettit                            Vice President/Taxes


BECKTON CORP.
Name                                    Position
----                                    --------
Carl C. Icahn                           Chairman of the Board; President
Jordan Bleznick                         Vice President/Taxes
Edward E. Mattner                       Authorized Signatory
Keith Cozza                             Secretary; Treasurer


HIGH RIVER LIMITED PARTNERSHIP
Name                                    Position
----                                    --------
Hopper Investments LLC                  General Partner


HOPPER INVESTMENTS LLC
Name                                    Position
----                                    --------
Barberry Corp                           General Partner
Edward E. Mattner                       Authorized Signatory


BARBERRY CORP.
Name                                    Position
----                                    --------
Carl C. Icahn                           Chairman of the Board; President
Gail Golden                             Vice President; Authorized Signatory
Jordan Bleznick                         Vice President/Taxes
Vincent J. Intrieri                     Vice President; Authorized Signatory
Irene March                             Authorized Signatory
Edward E. Mattner                       Authorized Signatory
Keith Cozza                             Secretary; Treasurer